                                                                               EXHIBIT 10.1


ARTICLE 1         DEFINITION .............................................................1

1.1      DEFINITIONS .....................................................................1

ARTICLE 2         SALE AND TRANSFER OF SHARES; CLOSING ...................................4

2.1      SHARES ..........................................................................4

2.2      PURCHASE PRICE ..................................................................4

2.3      CLOSING .........................................................................4

2.4      CLOSING DELIVERIES ..............................................................4

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF SELLER ...............................5

3.1      ORGANIZATION AND GOOD STANDING ..................................................5

3.2      ENFORCEABILITY; NO CONFLICT .....................................................5

3.3      CAPITALIZATION AND OWNERSHIP ....................................................5

3.4      FINANCIAL STATEMENTS ............................................................6

3.5      NO UNDISCLOSED LIABILITIES ......................................................6

3.6      CONTRACTS; NO DEFAULTS ..........................................................6

3.7      LEGAL PROCEEDINGS; ORDERS .......................................................6

3.8      SECURITIES LAW MATTERS ..........................................................7

3.9      BROKERS OR FINDERS ..............................................................7

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF BUYER ................................7

4.1      ORGANIZATION ....................................................................7

4.2      ENFORCEABILITY; NO CONFLICT .....................................................7

4.3      BROKERS OR FINDERS ..............................................................8

ARTICLE 5         COVENANTS OF THE PARTIES BEFORE CLOSING.................................8

5.1      ACCESS AND INVESTIGATION ........................................................8

5.2      OPERATION OF THE BUSINESS OF THE COMPANY ........................................8

5.3      REQUIRED APPROVALS ..............................................................8

5.4      SHAREHOLDER APPROVAL ............................................................9

ARTICLE 6         CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE.....................9

6.1      ACCURACY OF REPRESENTATIONS .....................................................9

6.2      SELLERS' AND COMPANY'S PERFORMANCE ..............................................9

6.3      STOCKHOLDER APPROVAL ............................................................9

ARTICLE 7         CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE ...................9

7.1      ACCURACY OF REPRESENTATIONS .....................................................9


                                             i


7.2      BUYER'S PERFORMANCE ............................................................10

ARTICLE 8         TERMINATION ...........................................................10

8.1      TERMINATION EVENTS .............................................................10

8.2      EFFECT OF TERMINATION ..........................................................10

ARTICLE 9         INDEMNIFICATION; REMEDIES .............................................11

9.1      SURVIVAL .......................................................................11

ARTICLE 10        GENERAL PROVISIONS ....................................................11

10.1     EXPENSES........................................................................11

10.2     FURTHER ACTIONS ................................................................11

10.3     ENTIRE AGREEMENT AND MODIFICATION ..............................................11

10.4     SEVERABILITY ...................................................................11

10.5     GOVERNING LAW ..................................................................12

10.6     COUNTERPARTS ...................................................................12


                                             ii


STOCK PURCHASE AGREEMENT .................................................................5

         PRELIMINARY STATEMENT ...........................................................5

         AGREEMENT .......................................................................5

ARTICLE 1 DEFINITIONS ....................................................................5

ARTICLE 2 SALE AND TRANSFER OF SHARES; CLOSING ...........................................8

         2.1      SHARES .................................................................8

         2.2      PURCHASE PRICE .........................................................8

         2.3      CLOSING ................................................................8

         2.4      CLOSING DELIVERIES .....................................................8

                  (a) Seller will deliver to Buyer: ......................................8

                  (b) Buyer will deliver: ................................................8

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER .......................................9

         3.1      ORGANIZATION AND GOOD STANDING .........................................9

                  The Company is a corporation duly organized, validly
                           existing and in good standing under the laws of its
                           jurisdiction of organization, with full corporate
                           power and authority to conduct its business as
                           presently conducted, to own or use the properties and
                           assets that it purports to own or use, and to perform
                           all its obligations under all its Company Contracts. ..........9

         3.2      ENFORCEABILITY; NO CONFLICT ............................................9

                  (a)      Seller and the Company have the absolute and
                           unrestricted right, power, authority and capacity to
                           execute and deliver this Agreement and to perform
                           their obligations under this Agreement. Assuming due
                           authorization, execution and delivery of this
                           Agreement by Buyer, this Agreement constitutes the
                           legal, valid and binding obligation of Seller and the
                           Company, enforceable against Seller and the Company
                           in accordance with its terms. .................................9

                  (b)      Seller and the Company are not and will not be
                           required to give any notice to any Person or obtain
                           any Consent or Governmental Authorization in
                           connection with the execution and delivery of this
                           Agreement or the consummation or performance of any
                           of the Contemplated Transactions.  ............................9


                                             1


                  (c)      Neither the execution and delivery of this Agreement
                           nor the consummation or performance of any of the
                           Contemplated Transactions will directly or indirectly
                           (with or without notice or lapse of time) (i)
                           Contravene any provision of the Governing Documents
                           of the Company, (ii) Contravene any Company Contract,
                           Governmental Authorization, Law or Order to which
                           Company or Seller, or any of the assets owned or used
                           by the Company, may be subject, or (iii) result in
                           the imposition or creation of any Encumbrance upon or
                           with respect to any of the assets owned or used by
                           the Company.  .................................................9

         3.3      CAPITALIZATION AND OWNERSHIP ...........................................9

         3.4      FINANCIAL STATEMENTS ..................................................10

         3.5      NO UNDISCLOSED LIABILITIES ............................................10

         3.6      CONTRACTS; NO DEFAULTS ................................................10

                  (a)      Section 3.6 of Seller's Disclosure Schedule contains
                           an accurate and complete list of:  ...........................10

          3.7      LEGAL PROCEEDINGS; ORDERS ............................................10

                  (a)      There exists no pending Proceedings (i) by or against
                           the Company or that otherwise relate to or may affect
                           the business of, or any of the assets owned or used
                           by, the Company or (ii) that challenge, or that may
                           have the effect of preventing, delaying, making
                           illegal or otherwise interfering with, any of the
                           Contemplated Transactions. To Seller's Knowledge, no
                           other such Proceeding has been threatened, and no
                           event has occurred or circumstance exists that may
                           give rise to or serve as a basis for the commencement
                           of any such Proceeding.  .....................................10

                  (b)      There exists no pending Order to which the Company,
                           or any of the assets owned or used by the Company, is
                           or has been subject.  ........................................10

         3.8      SECURITIES LAW MATTERS ................................................11

         3.9      BROKERS OR FINDERS ....................................................11

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER .......................................11

         4.1      ORGANIZATION ..........................................................11

         4.2      ENFORCEABILITY; NO CONFLICT ...........................................11


                                             2


                  (a)      Buyer has the absolute and unrestricted right, power
                           and authority to execute and deliver this Agreement
                           and to perform its obligations under this Agreement,
                           which actions have been duly authorized and approved
                           by all necessary corporate action of Buyer. Assuming
                           the execution and delivery of this Agreement by
                           Seller, this Agreement constitutes the legal, valid
                           and binding obligation of Buyer, enforceable against
                           Buyer in accordance with its terms.  .........................l1

                  (b)      Buyer is not and will not be required to obtain any
                           Consent or Governmental Authorization in connection
                           with the execution and delivery of this Agreement or
                           the consummation or performance of any of the
                           Contemplated Transactions. .................................. 11

                  (c)      Neither the execution and delivery of this Agreement
                           by Buyer nor the consummation or performance of any
                           of the Contemplated Transactions by Buyer will give
                           arty Person the right to prevent, delay or otherwise
                           interfere with any of the Contemplated Transactions
                           pursuant to (i) any provision of Buyer's Governing
                           Documents, (ii) any resolution adopted by the board
                           of directors or the stockholders of Buyer, (iii) any
                           Law, Order or Governmental Authorization to which
                           Buyer may be subject or (iv) any Contract to which
                           Buyer is a party or by which Buyer may be bound.  ............11

         4.3      BROKERS OR FINDERS ....................................................12

ARTICLE 5 COVENANTS OF THE PARTIES BEFORE CLOSING .......................................12

         5.1      ACCESS AND INVESTIGATION ..............................................12

         5.2      OPERATION OF THE BUSINESS OF THE COMPANY ..............................12

         5.3      REQUIRPD APPROVALS ....................................................12

         5.4 SHAREHOLDER APPROVAL .......................................................13

ARTICLE 6 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE ...........................13

         6.1      ACCURACY OF REPRESENTATIONS ...........................................13

                  All of Seller's representations and warranties in this
                           Agreement (considered both collectively and
                           individually) must have been accurate in all material
                           respects as of the date of this Agreement, and must
                           be accurate in all material respects as of the
                           Closing Date as if then made.  ..............................13

         6.2      SELLERS' AND COMPANY'S PERFORMANCE ...................................13


                                             3


                  All of the covenants and obligations that Seller and
                           company is required to perform or to comply with
                           under this Agreement on or before the Closing Date
                           (considered both collectively and individually) must
                           have been duly performed and complied with in all
                           material respects.  .........................................13

         6.3      STOCKHOLDER APPROVAL .................................................13

ARTICLE 7 CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE .........................13

         7.1      ACCURACY OF REPRESENTATIONS ..........................................14

         7.2      BUYER'S PERFORMANCE ..................................................14

ARTICLE 8 TERMINATION ..................................................................14

         8.1      TERMINATION EVENTS ...................................................14

                  (a)      by mutual consent of Buyer and Seller; ......................14

                  (b)      by Buyer if the satisfaction of any condition in
                           Article 6 is or becomes impossible (other than
                           through the failure of Buyer to comply with its
                           obligations under this Agreement) and Buyer has not
                           waived such condition; ......................................14

                  (c)      by Seller if the satisfaction of any condition in
                           Article 7 is or becomes impossible (other than
                           through the failure of Seller to comply with its
                           obligations under this Agreement) and Seller has not
                           waived such condition; and ..................................14

                  (d)      by either Buyer or Seller if the Closing has not
                           occurred (other than through the failure of any party
                           seeking to terminate this Agreement to comply fully
                           with its obligations under this Agreement) on or
                           before August 31, 2005, or such later date as Buyer
                           and Seller may agree upon.  .................................14

         8.2      EFFECT OF TERMINATION ................................................14

ARTICLE 9 INDEMNIFICATION; REMEDIES   ..................................................15

         9.1      SURVIVAL .............................................................15

ARTICLE 10 GENERAL PROVISIONS ..........................................................15

         10.1     EXPENSES .............................................................15

         10.2     FURTHER ACTIONS ......................................................15

         10.3     ENTIRE AGREEMENT AND MODIFICATION ....................................15

         10.4     SEVERABILITY .........................................................15

         10.5     GOVERNING LAW ........................................................16

         10.6     COUNTERPARTS .........................................................16


                                             4

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("AGREEMENT" is made as of July 20, 2005 by and between X-Change Corporation, a Nevada corporation ("Buyer"), and Michael
L. Sheriff" ("SELLER").

                              PRELIMINARY STATEMENT

         Seller desires to sell, and Buyer desires to purchase, all of the outstanding shares (the "SHARES") of AirGate Technologies, Inc. a corporation organized under the; laws of Texas (the "COMPANY"), the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, the following terms and variations on them have the meanings specified in this ARTICLE 1:

         "BUYER" is defined in the first paragraph of this Agreement.

         "BUYER SHARES" means 10,000,000 newly issued shares of Buyer common stock, par value $.001 per share.

         "CLOSING" means the consummation and completion of the purchase and, sale of the Shares.

         "CLOSING DATE" means the date on which the Closing actually takes place.

         "COMPANY" is defined in the Preliminary Statement.

         "COMPANY CONTRACT" means any Contract (a) under which the Company has or may acquire rights, (b) under which the Company is or may become subject to Liability or (c) by which the Company or any of its assets is or may become bound.

         "CONSENT" means any approval, consent, ratification, waiver or; other authorization.

         "CONTEMPLATED TRANSACTIONS" means all of the transactions to be carried. out in accordance with this Agreement, including the purchase and sale of the Shares, the performance by the parties of their other obligations under this Agreement.

         "CONTRACT" means any contract, agreement, commitment, understanding, lease, license, franchise, warranty, guaranty, mortgage, note, bond or other instrument or consensual obligation (whether written or oral and whether express or implied) that is legally binding.

         "CONTRAVENE" -- an act or omission would "Contravene" something if, as the context requires:

         (a) the act or omission would conflict with it, violate it, result in a bleach or violation of or failure to comply with it, or constitute a default under it;

         (b) the act or omission would give any Governmental Body or other. Person the right to challenge, revoke, withdraw, suspend, cancel, terminate or modify it, to exercise any remedy or obtain any relief under it, or to declare a default or accelerate the maturity of any obligation under it; or

         (c) the act or omission would result in the creation of an Encumbrance on the stock or assets of the Company.

         "ENCUMBRANCE" means any charge, claim, mortgage, servitude, easement, right of way, community or other marital property interest, covenant, equitable interest, license, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal or similar restriction.

         "FINANCIAL STATEMENTS" is defined in SECTION 3.4.

         "GAAP" means generally accepted accounting principles for financial reporting in the United States.

         "GOVERNING DOCUMENT" means any charter, articles, bylaws, certificate, statement, statutes or similar document adopted, filed or registered in, connection with the creation, formation or organization of an entity, and any Contract among all equityholders, partners or members of an entity.

         "GOVERNMENTAL AUTHORIZATION" means any Consent, license, permit or registration issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law.

         "GOVERNMENTAL BODY" means any (a) nation, region, state, county, city; town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department or other entity and any court or other tribunal), (d) multinational organization, (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, or (f) official of any of the foregoing.

         "KNOWLEDGE" means, with respect to Seller, the actual knowledge after reasonable investigation of Seller or of the Company's directors, officers or senior managerial employees.

         "LAW" means any constitution, law, statute, treaty, rule, regulation, ordinance, code, binding case law, principle of common law or notice of any Governmental Body.

         "LIABILITIES" includes liabilities or obligations of any nature, whether known or unknown, whether absolute, accrued, contingent, choate, inchoate or otherwise, whether duo or to become due, and whether or not required to be reflected on a financial statement prepared in accordance with GAAP.

         "ORDER" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator and any Contract with any Governmental Body pertaining to compliance with Law.

         "ORDINARY COURSE OF BUSINESS" refers to actions taken in the Company's normal operation, consistent with its past practice and having no material adverse effect on the financial or other condition, results of operations, assets, Liabilities, equity, business or prospects of the Company.

         "PERSON" refers to an individual or an entity, including a corporation, share company, limited liability company, partnership, trust, association, Governmental Body or any other body with legal personality separate from its equityholders or members.

         "PROCEEDING" means any action, arbitration, audit, examination, investigation, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         "PURCHASE PRICE" is defined in SECTION 2.2.

         "SECURITIES ACT" means the Securities Act of 1933.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934.

         "SELLER RELEASE" is defined in SECTION 2.4(a)(ii).

         "SELLER" is defined in the first paragraph of this Agreement.

         "SELLER'S DISCLOSURE SCHEDULE" means the disclosure schedule delivered pursuant to ARTICLE 3 by Seller to Buyer concurrently with the execution of the Agreement.

         "SHARES" is defined in the Preliminary Statement.

                                    ARTICLE 2

                      SALE AND TRANSFER OF SHARES; CLOSING

2.1      SHARES

         Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller will sell and transfer the Shares to Buyer, and Buyer will purchase and acquire the Shares from Seller.

2.2      PURCHASE PRICE

         The purchase price for the Shares (the "PURCHASE PRICE") will be paid by delivery of the Buyer Shared to Seller at the Closing.

2.3      CLOSING

         The Closing will take place at the offices of Buyer, at 10:00 a.m. (local time) on the date that is two business days following the satisfaction or waiver of each of the conditions set forth in ARTICLE 5 and 6, unless Buyer and Seller agree otherwise.

2.4      CLOSING DELIVERIES

         At the Closing:

         (a) Seller will deliver to Buyer:

                  (i) certificates representing the Shares, duly endorsed in blank (or accompanied by duly executed stock powers in blank);

                  (ii) a release in the form of Exhibit 2.4(a)(ii) executed by Seller (the "SELLER RELEASE");

                  (iii) a certificate executed by Seller as to the accuracy of Seller's representations and warranties as of the date of this Agreement and as of the Closing in accordance with SECTION 6.1 and as to their compliance with and performance of its covenants and obligations to be performed or complied on or before the Closing Date in accordance with SECTION 6.2.

         (b) Buyer will deliver:

                  (i) Stock certificates representing the Buyer Shares; and

                  (ii) a certificate executed by the President of Buyer as to the accuracy of Buyer's representations and warranties as of the date of this Agreement and as of the Closing in accordance with SECTION 7.1 and as to its compliance with and performance of its covenants and obligations to be performed or complied with on or before the Closing Date in accordance with SECTION 7.2.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer that:

3.1      ORGANIZATION AND GOOD STANDING

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full corporate power and authority to conduct its business as presently conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under all its Company Contracts.

3.2      ENFORCEABILITY, NO CONFLICT

         (a) Seller and the Company have the absolute and unrestricted right power, authority and capacity to execute and deliver this Agreement and to perform their obligations under this Agreement. Assuming due authorization, execution and delivery of this Agreement by Buyer, this Agreement constitutes the legal, valid and binding obligation of Seller and the Company, enforceable against Seller and the Company in accordance with its terms.

         (b) Seller and the Company are not and will not be required to give any notice to any person or obtain any Consent or Governmental Authorization in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         (c) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will directly or indirectly (with or without notice or lapse of time) (i) Contravene any provision of the Governing Documents of the Company, (ii) Contravene any Company Contract, Governmental Authorization, Law or Order to which Company or Seller, or any of the assets owned or used by the Company, may be subject, or
(iii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Company.

3.3      CAPITALIZATION AND OWNERSHIP

         The authorized equity securities of the Company consist of 25,000,000 shares of common stock, par value $.0001 per share, of which 11,500,100 shares are issued and outstanding. The Shares represent all of the issued and outstanding shares in the Company. Seller is and will be on the Closing Date the record holders and beneficial owners of the Shares, free and clear of all Encumbrances. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. There are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of the Company.

3.4      FINANCIAL STATEMENTS

         Seller has furnished to Buyer financial statements as of December 31, 2004, and June 30, 2005 (collectively, the "FINANCIAL STATEMENTS") which is in the form of a listing of assets and liabilities. The Financial Statements were prepared in accordance with the books and records of the Company. The Financial Statements and notes thereto are complete and fairly present the assets, liabilities and financial condition of the Company as of the date thereof.

3.5      NO UNDISCLOSED LIABILITIES

         The Company has no Liabilities except for Liabilities reflected or reserved against in the Financial Statements, and current Liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

3.6      CONTRACTS, NO DEFAULTS

         (a) SECTION 3.6 of Seller's Disclosure Schedule contains an accurate and complete list of:

                  (i) each Company Contract that involves performance of services or delivery of goods or materials by the Company of an amount or value in excess of $10,000;

                  (ii) each Company Contract that involves performance of services for or delivery of goods or materials to the Company of an amount or value in excess of $10,000; and

                  (iii) each Company Contract that was not entered into in the Ordinary Course of Business and that involves the expenditure or receipt by the Company of an amount or value in excess of $10,000.

3.7      LEGAL PROCEEDINGS; ORDERS

         (a) There exists no pending Proceedings (i) by or against the Company or that otherwise relate to or may affect the business of, or any of the assets owned or used by, the Company or (ii) that challenge, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions. To Seller's Knowledge, no other such Proceeding has been threatened, and no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

         (b) There exists no pending Order to which the Company, or any of the assets owned or used by the Company, is or has been subject.

3.8      SECURITIES LAW MATTERS

         Seller is acquiring the Buyer Shares for his own account and not with a view to distribution within the meaning of Section 2(11) of the Securities Act. Seller confirms that Buyer has made available to Seller the opportunity to ask questions of the officers and management employees of Buyer and to acquire such additional information about the business and financial condition of Buyer as Seller has requested, and all such information has been received. Seller understands that Buyer Shares shall be considered "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and Buyer is under no obligation to cause the registration of the Buyer Shares.

3.9      BROKERS OR FINDERS

         Seller has not incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller that:

4.1      ORGANIZATION

         Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

4.2      ENFORCEABILITY; NO CONFLICT

         (a) Buyer has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, which actions have been duly authorized and approved by all necessary corporate action of Buyer. Assuming the execution and delivery of this Agreement by Seller, this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

         (b) Buyer is not and will not be required to obtain any Consent or Governmental Authorization in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         (c) Neither the execution and delivery of this Agreement by Buyer for the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of Buyer's Governing Documents, (ii) any resolution adopted by the board of directors or the stockholders of Buyer, (iii) any Law, Order or Governmental Authorization to which Buyer may be subject or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

4.3      BROKER OR FINDERS

         Buyer has not incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

                                   ARTICLE 5

                     COVENANTS OF THE PARTIES BEFORE CLOSING

5.1      ACCESS AND INVESTIGATION

         Between the date of this Agreement and the Closing Date and upon reasonable advance notice from Buyer, Seller will, and will cause the Company to, (a) afford Buyer full and free access to Company's personnel, properties, Contracts, books and records, and other documents and data, (b) furnish such Persons with copies of all such Contracts, books and records, and other documents and data as Buyer may reasonably request, and (c) furnish such Persons with such additional financial, operating and other data and information as Buyer may reasonably request.

5.2      OPERATION OF THE BUSINESS OF THE COMPANY

         Between the date of this Agreement and the Closing Date, Seller will, and will cause the Company to, (a) conduct its business only in the Ordinary Course of Business, (b) use their Best Efforts to preserve intact the current business organization of the Company, keep available the services of the current officers, employees and agents of the Company, and maintain relations and goodwill with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with the Company, (c) confer with Buyer concerning operational matters of a material nature and (d) otherwise report periodically to Buyer concerning the status of the business, operations and finances of the Company.

5.3      REQUIRED APPROVALS

         As promptly as practicable after the date of this Agreement, Buyer and Seller will, and Seller will cause the Company to, make all filings that they are required by Law to make to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, Buyer and Seller will, and Seller will cause the Company to, (a) cooperate with the other Party with respect to all filings that such Party elects to make or that such Party is required by Law to make in connection with the Contemplated Transactions, and
(b) cooperate with Buyer in obtaining any Governmental Authorizations.

5.4      SHAREHOLDER APPROVAL

         The Buyer shall take all actions in accordance with applicable law, its Governing Documents and the Securities Exchange Act to promptly and duly call, give notice of, convene and hold as promptly as practicable a meeting of the Buyer's stockholders for the purpose of considering and voting upon the Contemplated Transactions. This Buyer shall take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the Contemplated Transactions and shall take all other action necessary or advisable to seek to secure the vote or consent of the stockholders of the Company required by the rules of the Securities Exchange Act or the Nevada General Corporation Law to obtain such approvals.

                                    ARTICLE 6

               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

         Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

6.1      ACCURACY OF REPRESENTATIONS

         All of Seller's representations and warranties in this Agreement (considered both collectively and individually) must have been accurate in all material respects of the date of this Agreement, and must be accurate in all material respects as of the closing Date as if then made.

6.2      SELLERS' AND COMPANY'S PERFORMANCE

         All of the covenants and obligations that Seller and Company is required to perform or to comply with under this Agreement on or before the Closing Date (considered both collectively and individually) must have been duly performed and complied with in all material respects.

6.3      STOCKHOLDER APPROVAL

         The Contemplated Transactions shall have been approved by the Buyer's stockholders.

                                    ARTICLE 7

              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

         Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by Seller, in whole or in part):


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

7.1      ACCURACY OF REPRESENTATIONS

         All of Buyer's representations and warranties in this Agreement (considered both collectively and individually) must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if then made.

7.2      BUYER'S PERFORMANCE

         All of the covenants and obligations that Buyer is required to perform or to comply with under this Agreement on or before the Closing Date (considered both collectively and individually) must have been performed and complied with in all material respects.

                                    ARTICLE 8

                                   TERMINATION

8.1      TERMINATION EVENTS

         Subject to SECTION 8.2, this Agreement may, by notice given before or at the Closing, be terminated:

         (a) by mutual consent of Buyer and Seller;

         (b) by Buyer if the satisfaction of any condition in ARTICLE 6 is or becomes impossible (other than through the failure of Buyer to comply with its obligation under this Agreement) and Buyer has not waived such condition;

         (c) by Seller if the satisfaction of any condition in ARTICLE 7 is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition; and

         (d) by either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before August 31, 2005, or such later date as Buyer and Seller may agree upon.

8.2      EFFECT OF TERMINATION

         Each party's right of termination under SECTION 8.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. If this Agreement is terminated pursuant to SECTION 8.1, all obligations of the parties under this Agreement will terminate; PROVIDED, HOWEVER, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of any other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.


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

                                    ARTICLE 9

                            INDEMNIFICATION; REMEDIES

9.1      SURVIVAL

         All representations, warranties, covenants and obligations in this Agreement, and any other certificate or document delivered pursuant to this Agreement will survive the Closing and the consummation of the Contemplated Transactions.

                                   ARTICLE 10

                               GENERAL PROVISIONS

10.1     EXPENSES

         Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives.

10.2     FURTHER ACTIONS

         Upon, the request of any party to this Agreement, the other parties will (a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement and the Contemplated Transactions.

10.3     ENTIRE AGREEMENT AND MODIFICATION

         This Agreement supersedes all prior agreements among the parties with respect to its subject matter a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except in a written document executed by the party against whose interest the modification will operate.

10.4     SEVERABILITY

         If a court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.


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

10.5     GOVERNING LAW

         This Agreement will be governed by and construed under the laws of Texas without regard to conflicts of laws principles that would require the application of any other law.

10.6     COUNTERPARTS

         This Agreement may be executed in two or more counterparts.

         The parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

                                                      X-CHANGE CORPORATION


                                                      By:  /s/ Charles Stidham
                                                          ----------------------


                                                      /s/ Michael L. Sheriff
                                                      --------------------------
                                                      MICHAEL L. SHERIFF, in his
                                                      individual capacity


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